                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER


The undersigned certifies that she is Senior Vice President and Treasurer of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of December 1, 1997 between the Company and First Trust (N.A), as Trustee of Home Improvement & Home Equity Loan Trust 1997-E (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from December 1, 1997 to December 31, 1997 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of January, 1998.

                                           GREEN TREE FINANCIAL CORP.




                                           BY: /s/ Phyllis A. Knight
                                               ----------------------------
                                           Phyllis A. Knight
                                           Senior Vice President and
                                           Treasurer

                           GREEN TREE FINANCIAL CORP.

                   CERTIFICATE REGARDING REPURCHASED CONTRACTS


The undersigned certifies that she is Senior Vice President and Treasurer of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 8.06 of the Pooling and Servicing Agreement (the "Agreement") dated as of December 1, 1997 between the Company and First Trust National Association, as Trustee of Home Improvement & Home Equity Loan Trust 1997-E (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The contracts on the attached schedule are to be repurchased by the Company on the date hereof pursuant to Sections 3.05 of the Agreement.

2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section 8.06 of the Agreement, be assigned by the Trustee to the Company.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of January, 1998.

                           GREEN TREE FINANCIAL CORP.




                            BY: /s/ Phyllis A. Knight
                               -----------------------------
                               Phyllis A. Knight
                               Senior Vice President and
                               Treasurer

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1997-E
                                MONTHLY REPORT
                                 DECEMBER 1997

                                        Distribution Date: 1/15/98
                                        CUSIP#:  393505 YD8 YE6 YF3 YG1 YH9
                                        YJ5 YK2
                                        Trust Account:  3336196-0
             CLASS HI: A CERTIFICATES
             ------------------------

         1.  (a) Sub-Pool HI Amount Available
                 (including Monthly Servicing Fee)                                   $3,453,054.42

             (b) Class HI: M-1 Interest Deficiency Amount (if any), Class HI: M-2
                 Interest Deficiency Amount (if any) and Class HI: B-1 Interest
                 Deficiency Amount (if any) withdrawn for prior Payment Date                   .00

             (c) Sub-Pool HI Amount Available after giving effect to withdrawal of any Class HI: M-1 Interest Deficiency Amount, Class HI: M-2
                 Interest Deficiency Amount and Class HI: B-1 Interest Deficiency
                 Amount for prior Payment Date                                        3,453,054.42

         2.  Sub-Pool HI: Class A Formula Principal Distribution Amount:
             (a) Scheduled Principal                317,640.78
             (b) Principal Prepayments            2,441,256.09
             (c) Liquidated Contracts                      .00
             (d) Repurchases                               .00
             (e) Excess Proceeds if any
                 (first Remittance Date)                   .00
             (f) Previously undistributed
                 Principal Amounts                         .00

                           Total Principal                                            2,758,896.87

         3.  Sub-Pool HI Senior Percentage                                                     100%

         4.  Class HI: B Percentage                                                            100%

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1997-E
                                MONTHLY REPORT
                                 DECEMBER 1997
                                    Page 2

                                          Distribution Date: 1/15/98
                                          CUSIP#:  393505 YD8 YE6 YF3 YG1 YH9
                                          YJ5 YK2
                                          Trust Account:  3336196-0

CLASS HI: A CERTIFICATES
------------------------

    INTEREST

5.  Aggregate Interest

         (a)   Class HI: A-1 Pass-through Rate         6.32%
         (b)   Class HI: A-1 Interest                                             217,911.49
         (c)   Class HI: A-2 Pass-through Rate         6.38%
         (d)   Class HI: A-2 Interest                                             152,389.84
         (e)   Class HI: A-3 Pass-through Rate         6.77%
         (f)   Class HI: A-3 Interest                                             170,983.97

6.  Amount applied to Unpaid Class HI: A Interest Shortfall                              .00

7.  Remaining Unpaid Class HI: A Interest Shortfall                                      .00

         PRINCIPAL
8.  Class HI: A Principal Distribution:
         (a)   Class HI: A-1                                                    2,758,896.87
         (b)   Class HI: A-2                                                             .00
         (c)   Class HI: A-3                                                             .00

9.  Class HI: A Principal Balance:

         (a)   Class HI: A-1 Principal Balance                                 41,572,103.13
         (b)   Class HI: A-2 Principal Balance                                 30,710,000.00
         (c)   Class HI: A-3 Principal Balance                                 32,959,000.00

10. Amount, if any, by which Class HI: A Formula Distribution Amount exceeds
    Class HI: A Distribution
    Amount                                                                               .00

    CLASS HI: M-1 CERTIFICATES
    --------------------------

11. Sub-Pool HI Amount Available less the Class HI:
    A Distribution Amount (including Monthly
    Servicing Fee)                                                                152,872.25

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1997-E
                                MONTHLY REPORT
                                 DECEMBER 1997
                                    Page 3

                                          Distribution Date: 1/15/98
                                          CUSIP#:  393505 YD8 YE6 YF3 YG1 YH9
                                          YJ5 YK2
                                          Trust Account:  3336196-0


    INTEREST on Class HI: M-1 Principal Balance less
    Class HI: M-1 Liquidation Loss Principal Amount

12. Current Interest
       (a) Class HI: M-1 Pass-through Rate                7.09%
       (b) Class HI: M-1 Interest                                    59,556.00

13. Amount applied to Unpaid Class HI: M-1 Interest Shortfall              .00

14. Remaining unpaid Class HI: M-1 Interest Shortfall                      .00

15. Class HI: M-1 Interest Deficiency Amount                               .00

16. Class HI: M-1 Deficiency Amount unpaid                                 .00

    PRINCIPAL

17. Class HI: M-1 Principal Distribution                                   .00

18. Class HI: M-1 Principal Balance                              10,800,000.00

19. Amount, if any, by which Class HI: M-1 Formula Distribution
    Amount exceeds Class HI: M-1 Distribution Amount                       .00

20. Sub-Pool HI Amount Available less the Class HI:
    A Distribution Amount and Class HI: M-1 Distribution
    Amount (including Monthly Servicing Fee)                         93,316.25

    INTEREST on Class HI: M-2 Principal Balance less
    Class HI: M-2 Liquidation Loss Principal Amount

    INTEREST

21. Current Interest
       (a) Class HI: M-2 Pass-Through Rate                7.28%
       (b) Class HI: M-2 Interest                                    38,220.00

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1997-E
                                MONTHLY REPORT
                                 DECEMBER 1997
                                    Page 4

                                         Distribution Date: 1/15/98
                                         CUSIP#:  393505 YD8 YE6 YF3 YG1 YH9
                                         YJ5 YK2
                                         Trust Account:  3336196-0

22. Amount applied to Unpaid Class HI: M-2 Interest Shortfall               .00

23. Remaining Unpaid Class HI: M-2 Interest Shortfall                       .00

24. Class HI: M-2 Interest Deficiency Amount                                .00

25. Class HI: M-2 Interest Shortfall                                        .00

    PRINCIPAL

26. Class HI: M-2 Principal Distribution                                    .00

27. Class HI: M-2 Principal Balance                                6,750,000.00

    Class HI: B Principal Distribution Tests
    (tests must be satisfied on and after the Payment Date occurring in October 2000)

28. Sub-Pool HI Average Sixty-Day Delinquency Ratio Test

    (a) Sixty-Day Delinquency Ratio for current Payment Date                 .02%

    (b) Sub-pool HI Average Sixty-Day Delinquency Ratio Test (arithmetic average of ratios for this month and two
          proceeding months; may not exceed 2.5%)                            .01%

29. Sub-Pool HI average Thirty-Day Delinquency Ratio Test

    (a) Thirty-Day Delinquency Ratio for current Payment Date                .18%

    (b) Sub-pool HI Average Thirty-Day Delinquency Ratio Test
          (arithmetic average of ratios for this month and two
          proceeding months; may not exceed 5%)                              .06%

30. Sub-Pool HI Cumulative Realized Losses Test

          (a) Cumulative Realized Losses for current
              Payment Date (as a percentage of Cut-off Date
              Pool Principal Balance: may not exceed 10%)                    .00%

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1997-E
                                MONTHLY REPORT
                                 DECEMBER 1997
                                    Page 7

                                     Distribution Date: 1/15/98
                                     CUSIP#:  393505 YD8 YE6 YF3 YG1 YH9 YJ5 YK2
                                     Trust Account:  3336196-0

31. Sub-Pool HI Current Realized Losses Test

        (a) Current Realized Losses for current
            Payment Date                                                    .00

        (b) Current Realized Loss Ratio (total Realized Losses for most recent three months, multiplied By 4, divided by
            arithmetic average of Pool Scheduled Principal Balances
            for third preceding Remittance and for current Remittance
            Date; may not exceed 2.5%)                                      .00%

32. Class HI: B Principal Balance Test

        (a) Class HI: B Principal Balance (before any distributions on current Payment Date) divided by Pool Scheduled Principal
            Balance for prior Payment Date (must equal or exceed
            14.0%)                                                         7.78%

    CLASS HI: B-1 CERTIFICATES
    --------------------------

33. Sub-Pool HI Amount Available less the Class HI: A Distribution Amount and Class HI: M Distribution Amount (including Monthly
    Servicing Fee)                                                    55,096.25

    INTEREST on Class HI: B-1 Principal Balance less Class HI: B-1
    Liquidation Loss Principal Amount

34. Current Interest
    (a) Class HI: B-1 Pass-through Rate        7.39%
    (b) Class HI: B-1 Interest                                        36,854.75

35. Amount applied to Unpaid Class HI: B-1 Interest Shortfall               .00

36. Remaining Unpaid Class HI: B-1 Interest Shortfall                       .00

37. Class HI: B-1 Interest Deficiency Amount                                .00

38. Class HI: B-1 Interest Deficiency Amount unpaid                         .00

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1997-E
                                MONTHLY REPORT
                                 DECEMBER 1997
                                    Page 8

                                  Distribution Date: 1/15/98
                                  CUSIP#:  393505 YD8 YE6 YF3 YG1 YH9 YJ5 YK2
                                  Trust Account:  3336196-0

    PRINCIPAL
39. Class HI: B-1 Principal Distribution                                    .00

40. Class HI: B-1 Principal Balance                                6,412,000.00

41. Amount, if any, by which Class HI: B-1 Formula
    Distribution Amount exceeds Class HI: B-1
    Distribution Amount                                                     .00

    CLASS HI: B-2 CERTIFICATES

42. Remaining Sub-Pool HI Amount Available                            18,241.50

    INTEREST on Class HI: B-2 Principal Balance less
    Liquidation Loss Principal Amount

43. Current Interest
      (a) Class HI: B-2 Pass-Through Rate                7.72%
      (b) Class HI: B-2 Interest                                      18,241.50

44. Amount applied to Unpaid Class HI: B-2 Interest Shortfall               .00

45. Remaining Unpaid Class HI: B-2 Interest Shortfall                       .00

    PRINCIPAL

46. Class HI: B-2 Principal Distribution                                    .00

47. Class HI: B-2 Guaranty Payment                                          .00

48. Class HI: B-2 Principal Balance                                3,038,000.00

49. Amount, if any, by which Class HI: B-2 Formula Distribution
    Amount plus Class HI: B-2 Liquidation Loss Principal Amount
    exceeds Class HI: B-2 Distribution Amount                               .00

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1997-E
                                MONTHLY REPORT
                                 DECEMBER 1997
                                    Page 10

                                Distribution Date: 1/15/98
                                CUSIP#:  393505 YD8 YE6 YF3 YG1 YH9 YJ5 YK2
                                Trust Account:  3336196-0

     Interest on Class HI: M-1,M-2,B-1, and B-2 Liquidation Loss
     Principal Amount

50. Class HI: M-1

     (a) Class HI: M-1 Liquidation Loss Principal Amount                 .00
     (b) Interest at Class HI: M-1 Pass-through Rate on:
         Class HI: M-1 Liquidation Loss Principal Amount                 .00
     (c) Amount applied to Unpaid Class HI: M-1
         Liquidation Loss Interest Shortfall                             .00
     (d) Remaining Unpaid Class HI: M-1 Liquidation
         Loss Interest Shortfall                                         .00

51. Class HI: M-2

     (a) Class HI: M-2 Liquidation Loss Principal Amount                 .00
     (b) Interest at Class HI: M-2 Pass-through Rate on:
         Class HI: M-2 Liquidation Loss Principal Amount                 .00
     (c) Amount applied to Unpaid Class HI: M-2
         Liquidation Loss Interest Shortfall                             .00
     (d) Remaining Unpaid Class HI: M-2 Liquidation
         Loss Interest Shortfall                                         .00

52. Class HI: B-1

     (a) Class HI: B-1 Liquidation Loss Principal Amount                 .00
     (b) Interest at Class HI: B-1 Pass-through Rate on:
         Class HI: B-1 Liquidation Loss Principal Amount                 .00
     (c) Amount applied to Unpaid Class HI: B-1
         Liquidation Loss Interest Shortfall                             .00
     (d) Remaining Unpaid Class HI: B-1 Liquidation
         Loss Interest Shortfall                                         .00

53. Class HI: B-2

     (a) Class HI: B-2 Liquidation Loss Principal Amount                 .00
     (b) Interest at Class HI: B-2 Pass-through Rate on:
         Class HI: B-2 Liquidation Loss Principal Amount                 .00
     (c) Amount applied to Unpaid Class HI: B-2
         Liquidation Loss Interest Shortfall                             .00
     (d) Remaining Unpaid Class HI: B-2 Liquidation
         Loss Interest Shortfall                                         .00

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1997-E
                                MONTHLY REPORT
                                 DECEMBER 1997
                                    Page 11

                                Distribution Date: 1/15/98
                                CUSIP#:  393505 YD8 YE6 YF3 YG1 YH9 YJ5 YK2
                                Trust Account:  3336196-0

    CLASS HI: A, CLASS HI: M, and CLASS HI: B CERTIFICATES
    ------------------------------------------------------

54. Pool Scheduled Principal Balance of Sub-Pool HI  132,241,103.13

55. Sub-Pool HI Pool Factors

          (a)  Class HI: A-1 Pool Factor                          .93776597
          (b)  Class HI: A-2 Pool Factor                         1.00000000
          (c)  Class HI: A-3 Pool Factor                         1.00000000
          (d)  Class HI: M-1 Pool Factor                         1.00000000
          (e)  Class HI: M-2 Pool Factor                         1.00000000
          (f)  Class HI: B-1 Pool Factor                         1.00000000
          (g)  Class HI: B-2 Pool Factor                         1.00000000


56. Home Improvement Contracts Delinquent:

    (a)  31-59 days                236,670.85     23
    (b)  60-89 days                  5,320.06      1
    (c)  90 or more days                  .00      0

57. Principal Balance of Defaulted Home Improvement Contracts      22,728.03

58. Number of Liquidated Home Improvement Contracts and
    Net Liquidated Loss                            0                    .00

59. Number of Home Improvement Contracts Remaining                   7489

60. Number and Principal Balance of Home Improvement Contracts
    with FHA Claims finally rejected, or no FHA claim was submitted
    because FHA insurance was unavailable          0                    .00

61. FHA Insurance reserve amount                              84,857,620.87

62. Amount received from FHA Insurance                                  .00

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1997-E
                                MONTHLY REPORT
                                 DECEMBER 1997
                                    Page 12

                                Distribution Date: 1/15/98
                                CUSIP#:  393505 YL0 YM8 YN6 YP1 YQ9 YR7 YS5
                                         Y53 YV8 YW6 YX4 YY2
                                Trust Account:  3336196-0

     SUB-POOL HE
     -----------

1.   (a)  Sub-Pool HE Amount Available (including
          Monthly Servicing Fee)                                12,006,510.22

     (b)  Class HE: M-1 Interest Deficiency Amount
          (if any), Class HE: M-2 Interest Deficiency
          Amount (if any) and Class HE: B-1 Interest
          Deficiency Amount (if any) withdrawn for
          Payment Date                                                    .00

     (c)  Sub-Pool HE Amount Available after giving effect
          to withdrawal of any, Class HE: M-1 Interest
          Deficiency Amount, Class HE: M-2 Interest Deficiency
          Amount and Class HE: B-1 Interest Deficiency Amount
          for prior Payment Date                                12,006,510.22

2. Sub-Pool HE Formula Principal Distribution Amount:

     (a)  Scheduled Principal                        166,632.07
     (b)  Principal Prepayments                    4,991,605.71
     (c)  Liquidated Contracts                              .00
     (d)  Repurchases                                296,497.24
     (e)  Previously undistributed Principal
          Amounts                                           .00
     (f)  Pre-Funded Fixed Rate Amount,
          if any                                            .00
     (g)  Less Class HE: A-1 ARM Formula Principal
          Distribution Amount                               .00

                               Total Principal                   5,454,735.02

3. Class HE: A-1 ARM Formula Principal Distribution Amount
   (lesser of Class HE: A-1 ARM Principal Balance or sum of (a) - (f))

     (a)  Scheduled Principal                        150,786.26
     (b)  Principal Prepayments                    1,225,140.90
     (c)  Liquidated Contracts                              .00
     (d)  Repurchases                                121,289.98
     (e)  Pre-Funded ARM Amount, if any                     .00
     (f)  Clause (vi) of definition                         .00

                               Total Principal                   1,497,217.14

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1997-E
                                MONTHLY REPORT
                                 DECEMBER 1997
                                    Page 13

                                Distribution Date: 1/15/98
                                CUSIP#:  393505 YL0 YM8 YN6 YP1 YQ9 YR7 YS5
                                         Y53 YV8 YW6 YX4 YY2
                                Trust Account:  3336196-0

4. Sub-Pool HE Senior Percentage                       100%

5. Class HE: B Percentage                              100%

   CLASS HE: A CERTIFICATES
   ------------------------

   INTEREST

6. Aggregate Interest
     (a)  Class HE: A-1ARM Pass-Through Rate   6.21094%
     (b)  Class HE: A-1 Interest                                  650,423.44
     (c)  Class HE: A-1 Pass-Through Rate      6.32%
     (d)  Class HE: A-1 Interest                                1,036,867.63
     (e)  Class HE: A-2 Pass-Through Rate      6.39%
     (f)  Class HE: A-2 Interest                                  614,759.18
     (g)  Class HE: A-3 Pass-Through Rate      6.61%
     (h)  Class HE: A-3 Interest                                  371,465.84
     (i)  Class HE: A-4 Pass-Through Rate      6.69%
     (j)  Class HE: A-4 Interest                                   56,138.76
     (k)  Class HE: A-5 Pass-Through Rate      6.80%
     (l)  Class HE: A-5 Interest                                   74,451.69
     (m)  Class HE: A-6 Pass-Through Rate      6.62%
     (n)  Class HE: A-6 Interest                                  180,211.11
     (o)  Class HE: A-7 Pass-Through Rate      8.00%
     (p)  Class HE: A-7 Interest                                  217,777.78


7. Amount applied to Unpaid Class HE: A Interest Shortfall               .00

8. Remaining Unpaid Class HE: A Interest Shortfall                       .00

9. Class HE: A-7 Lockout Percentage for such Payment Date                .00

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1997-E
                                MONTHLY REPORT
                                 DECEMBER 1997
                                    Page 15

                                Distribution Date: 1/15/98
                                CUSIP#:  393505 YL0 YM8 YN6 YP1 YQ9 YR7 YS5
                                Y53 YV8 YW6 YX4 YY2
                                Trust Account:  3336196-0



10. Class HE: A Principal Distribution:

     (a)  Class HE: A-1ARM                                    1,497,217.14
     (b)  Class HE: A-6 Lockout Remittance Amount                      .00

     (c)  Balance of Sub-Pool HE Senior Percentage of Sub-
          Pool HE Formula Principal Distribution Amount:

          (i)    Class HE: A-1                                5,454,735.02
          (ii)   Class HE: A-2                                         .00
          (iii)  Class HE: A-3                                         .00
          (iv)   Class HE: A-4                                         .00
          (v)    Class HE: A-5                                         .00
          (vi)   Class HE: A-6                                         .00


11. Class HE: A Principal Balance:

          (a)    Class HE: A-1ARM Principal Balance         128,502,782.86
          (b)    Class HE: A-1 Principal Balance            205,481,264.98
          (c)    Class HE: A-2 Principal Balance            123,694,000.00
          (d)    Class HE: A-3 Principal Balance             72,254,000.00
          (e)    Class HE: A-4 Principal Balance             10,789,000.00
          (f)    Class HE: A-5 Principal Balance             14,077,000.00
          (g)    Class HE: A-6 Principal Balance             35,000,000.00


    CLASS HE: M-1 CERTIFICATES
    --------------------------

12. Sub-Pool HE Amount Available less the Class HE:
    A Distribution Amount (including Monthly Servicing Fee)      1,852,462.63


    INTEREST on Class HE: M-1 Principal Balance less Call HE: M-1
    Liquidation Loss Principal Amount

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1997-E
                                MONTHLY REPORT
                                 DECEMBER 1997
                                    Page 15

                                Distribution Date: 1/15/98
                                CUSIP#:  393505 YL0 YM8 YN6 YP1 YQ9 YR7 YS5
                                Y53 YV8 YW6 YX4 YY2
                                Trust Account:  3336196-0


13. Current Interest
         (a)  Class HE: M-1 Pass-Through Rate       7.28%
         (b)  Class HE: M-1 Interest                              240,984.18

14. Amount applied to Unpaid Class HE: M-1 Interest Shortfall           .00

15. Remaining unpaid Class HE: M-1 Interest Shortfall                   .00

16. Class HE: M-1 Interest Deficiency Amount                            .00

17. Class HE: M-1 Interest Deficiency Amount                            .00

    PRINCIPAL

18. Class HE: M-1 Principal Distribution                                .00

19. Class HE: M-1 Principal Balance                           42,560,000.00

20. Amount, if any, by which Class HE: M-1 Formula Principal
    Distribution Amount exceeds Class HE: M-1 Distribution Amount       .00

    CLASS HE: M-2 CERTIFICATES
    --------------------------

21. Sub-Pool HE Amount Available less the Class HE:
    A Distribution Amount and Class HE: M-1 Distribution
    Amount (including Monthly Servicing Fee)                   1,611,478.45

    INTEREST on Class HE: M-2 Principal Balance less Class HE:
    M-2 Liquidation Loss Principal Amount

22. Current Interest
         (a)  Class HE: M-2 Pass-Through Rate           7.48%
         (b)  Class HE: M-2 Interest                             153,531.16

23. Amount applied to Unpaid Class HE: M-2 Interest Shortfall           .00

                        GREEN TREE FINANCIAL CORPORATION
              CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1997-E
                                 MONTHLY REPORT
                                  DECEMBER 1997
                                     Page 17

                                 Distribution Date: 1/15/98
                                 CUSIP#:  393505 YL0 YM8 YN6 YP1 YQ9 YR7 YS5
                                          Y53 YV8 YW6 YX4 YY2
                                 Trust Account:  3336196-0

24. Remaining unpaid Class HE: M-2 Interest Shortfall                           .00

25. Class HE: M-2 Interest Deficiency Amount                                    .00

26. Class HE: M-2 Interest Deficiency Amount unpaid                             .00

    PRINCIPAL


27. Class HE: M-2 Principal Distribution                                        .00

28. Class HE: M-2 Principal Balance                                   26,390,000.00

29. Amount, if any, by which Class HE: M-2 Formula
    Principal Distribution Amount exceeds Class HE:
    M-2 Distribution Amount                                                     .00

    Class HE: B Principal Distribution Tests
     (tests must be satisfied on and after the Payment Date occurring in July 2000)

30.  Sub-Pool HE Average Sixty-Day Delinquency Ratio Test

     (a)  Sixty-Day Delinquency Ratio for current Payment Date                  .14%

     (b)  Average Sixty-Day Delinquency Ratio Test (arithmetic
          average of ratios for this month and two preceding
          months; may not exceed 6%)                                            .05%

31.  Sub-Pool HE Average Thirty-Day Delinquency Ratio Test

     (a)  Thirty-Day Delinquency Ratio for current Payment Date                1.00%

     (b)  Average Thirty-Day Delinquency Ratio Test (arithmetic average of ratios for this month and two preceding
          months; may not exceed 12%)                                           .33%

32.  Sub-Pool HE Cumulative Realized Losses Test

     (a)  Cumulative Realized Losses for current Payment Date
          (as a percentage of Cut-Off Date Pool Principal
          Balance; may not exceed 7.5%)                                         .00%

                        GREEN TREE FINANCIAL CORPORATION
              CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1997-E
                                 MONTHLY REPORT
                                  DECEMBER 1997
                                     Page 19

                                  Distribution Date: 1/15/98
                                  CUSIP#:  393505 YL0 YM8 YN6 YP1 YQ9 YR7 YS5
                                                 Y53 YV8 YW6 YX4 YY2
                                  Trust Account:  3336196-0

33.      Sub-Pool HE Current Realized Losses Test

         (a)      Current Realized Losses for current Payment Date                                .00

         (b)      Current Realized Loss Ratio (total Realized Losses for most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third
                  preceding Remittance and for current Remittance
                  Date; may not exceed 2%)                                                        .00%

34.      Class HE: B Principal Test

         (a)      Class HE: B Principal Balance (before any distributions on current Payment Date) divided by Pool Scheduled Principal
                  Balance for prior Payment Date (must equal or exceed 9%)                       3.86%

         CLASS HE:B-1 CERTIFICATES

35.      Sub-Pool HE Amount Available less the Class HE: A Distribution Amount and Class HE: M Distribution Amount (including Monthly
         Servicing Fee)                                                                  1,457,947.29

         INTEREST on Class HE: B-1 Principal Balance less Class HE:
         B-1 Liquidation Loss Principal Amount

36.   Current Interest
         (a)   Class HE: B-1 Pass-Through Rate       7.53%
         (b)   Class HE: B-1 Interest                                                      144,513.25

37.      Amount applied to Unpaid Class HE: B-1 Interest Shortfall                                .00

38.      Remaining Unpaid Class HE: B-1 Interest Shortfall                                        .00

39.      Class HE: B-1 Interest Deficiency Amount                                                 .00

40.      Class HE: B-1 Interest Deficiency Amount                                                 .00

                        GREEN TREE FINANCIAL CORPORATION
              CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1997-E
                                 MONTHLY REPORT
                                  DECEMBER 1997
                                     Page 20

                                 Distribution Date: 1/15/98
                                 CUSIP#:  393505 YL0 YM8 YN6 YP1 YQ9 YR7 YS5
                                               Y53 YV8 YW6 YX4 YY2
                                 Trust Account:  3336196-0

      PRINCIPAL

41.   Class HE: B Principal Distribution                                                        .00

42.   Class HE: B-1 Principal Balance                                                 24,675,000.00

43.   Amount, if any, by which Class HE: B-1 Formula
      Principal Distribution Amount exceeds Class HE:
      B-1 Distribution Amount                                                                   .00

      CLASS HE: B-2 CERTIFICATES

44.   Remaining Sub-Pool HE Amount Available                                           1,313,434.04

      INTEREST on Class HE: B-2 Principal Balance less Liquidation
      Loss Principal Amount

45.   Current Interest
      (a)   Class HE: B-2 Pass-Through Rate              7.77%
      (b)   Class HE: B-2 Interest                                                        58,167.08

46.   Amount applied to Unpaid Class HE: B-2 Interest Shortfall                                 .00

47.   Remaining Unpaid Class HE: B-2 Interest Shortfall                                         .00

      PRINCIPAL

48.   Class HE: B-2 Principal Distribution                                                      .00

49.   Class HE: B-2 Guaranty Payment                                                            .00

50.   Class HE: B-2 Principal Balance                                                  9,625,000.00

51.   Amount, if any, on which Class HE: B-2 Formula Distribution
      Amount and Class HE: B-2 Liquidation Loss Principal Amount
      exceeds Class HE: B-2 Distribution Amount                                                 .00

                        GREEN TREE FINANCIAL CORPORATION
              CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1997-E
                                 MONTHLY REPORT
                                  DECEMBER 1997
                                     Page 20

                                 Distribution Date: 1/15/98
                                 CUSIP#:  393505 YL0 YM8 YN6 YP1 YQ9 YR7 YS5
                                               Y53 YV8 YW6 YX4 YY2
                                 Trust Account:  3336196-0

         Interest on Class HE: M-1,M-2,B-1, and B-2 Liquidation Loss Principal Amount

52.      Class HE: M-1

         (a)   Class HE: M-1 Liquidation Loss Principal Amount                          .00
         (b)   Interest at Class HI: M-1 Pass-through Rate on:
                Class HE: M-1 Liquidation Loss Principal Amount                         .00
         (c)   Amount applied to Unpaid Class HE: M-1
                Liquidation Loss Interest Shortfall                                     .00
         (d)   Remaining Unpaid Class HE: M-1 Liquidation
                Loss Interest Shortfall                                                 .00

53.      Class HE: M-2

         (a)   Class HE: M-2 Liquidation Loss Principal Amount                          .00
         (b)   Interest at Class HE: M-2 Pass-through Rate on:
                Class HE: M-2 Liquidation Loss Principal Amount                         .00
         (c)   Amount applied to Unpaid Class HE: M-2
                Liquidation Loss Interest Shortfall                                     .00
         (d)   Remaining Unpaid Class HE: M-2 Liquidation
                Loss Interest Shortfall                                                 .00

54.      Class HE: B-1

         (a)   Class HE: B-1 Liquidation Loss Principal Amount                          .00
         (b)   Interest at Class HE: B-1 Pass-through Rate on:
                Class HE: B-1 Liquidation Loss Principal Amount                         .00
         (c)   Amount applied to Unpaid Class HE: B-1
                Liquidation Loss Interest Shortfall                                     .00
         (d)   Remaining Unpaid Class HE: B-1 Liquidation
                Loss Interest Shortfall                                                 .00

55.      Class HE: B-2

         (a)   Class HE: B-2 Liquidation Loss Principal Amount                          .00
         (b)   Interest at Class HE: B-2 Pass-through Rate on:
               Class HE: B-2 Liquidation Loss Principal Amount                          .00
         (c)   Amount applied to Unpaid Class HE: B-2
               Liquidation Loss Interest Shortfall                                      .00
         (d)   Remaining Unpaid Class HE: B-2 Liquidation
               Loss Interest Shortfall                                                  .00

                        GREEN TREE FINANCIAL CORPORATION
              CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1997-E
                                 MONTHLY REPORT
                                  DECEMBER 1997
                                     Page 23

                                 Distribution Date: 1/15/98
                                 CUSIP#:  393505 YL0 YM8 YN6 YP1 YQ9 YR7 YS5
                                 Y53 YV8 YW6 YX4 YY2
                                 Trust Account:  3336196-0

      CLASS HE: A, CLASS HE: M, and CLASS HE: B CERTIFICATES
      ------------------------------------------------------

56. Pool Scheduled Principal Balance of Sub-Pool HE                     693,048,047.84

     (a) Fixed Rate Home Equity Contracts                               564,545,264.98
     (b) Adjustable Rate Home Equity Contracts                          128,502,782.86

57. Sub-Pool HE Pool Factors

           (a)  Class HE: A-1ARM Pool Factor                                 .98848295
           (b)  Class HE: A-1 Pool Factor                                    .97414033
           (c)  Class HE: A-2 Pool Factor                                   1.00000000
           (d)  Class HE: A-3 Pool Factor                                   1.00000000
           (e)  Class HE: A-4 Pool Factor                                   1.00000000
           (f)  Class HE: A-5 Pool Factor                                   1.00000000
           (g)  Class HE: A-6 Pool Factor                                   1.00000000
           (h)  Class HE: A-7 Pool Factor                                   1.00000000
           (i)  Class HE: M-1 Pool Factor                                   1.00000000
           (j)  Class HE: M-2 Pool Factor                                   1.00000000
           (k)  Class HE: B-1 Pool Factor                                   1.00000000
           (l)  Class HE: B-2 Pool Factor                                   1.00000000
58. Home Equity Contracts Delinquent:
    Total HE
     (a)  31-59 days                5,215,599.14            107
     (b)  60-89 days                  764,741.23             13
     (c)  90 or more days                    .00              0

     Adjustable Rate
      (a) 31-59 days                1,746,977.95             21
      (b) 60-89 days                  233,493.87              4
      (c) 90 or more days                    .00              0

59. Principal Balance of Defaulted Home Equity Contracts

    Total HE Fixed Contracts                                                       .00
    Adjustable Rate Contracts                                                      .00

                        GREEN TREE FINANCIAL CORPORATION
              CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1997-E
                                 MONTHLY REPORT
                                  DECEMBER 1997
                                     Page 24

                                  Distribution Date: 1/15/98
                                  CUSIP#:  393505 YL0 YM8 YN6 YP1 YQ9 YR7 YS5
                                  Y53 YV8 YW6 YX4 YY2
                                  Trust Account:  3336196-0

60. Number of Liquidated Contracts and
    Net Liquidated Loss

    Total HE Contracts                                                0                        .00
    Adjustable Rate Contracts                                         0                        .00

61. Number of Home Equity Contracts Remaining

    Total HE Fixed Contracts                                                    11,100
    Adjustable Rate Contracts                                                    1,135

62. Pre-Funded ARM Amount                                                                      .00

63. Pre-Funded Fixed Rate Amount                                                               .00

    CLASS C SUBSIDIARY CERTIFICATES
    -------------------------------

64. Monthly Servicing Fee                                                               521,875.00

65. Guarantee Fee                                                                       733,391.96

66. Class C Residual Payment                                                                   .00

Please contact the Bondholder Relations Department of First Trust National Association at (612)973-6700 with any questions regarding this Statement or your Distribution.